Scudder
Income
Fund

Annual Report
December 31, 1996

Pure No-Load Funds

Offers opportunities for a high level of income consistent with the prudent investment of capital.

A pure no-load(tm) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  12  Financial Statements
  15  Financial Highlights
  16  Notes to Financial Statements
  19  Report of Independent Accountants
  20  Tax Information
  21  Officers and Trustees
  22  Investment Products and Services
  23  How to Contact Scudder

                                    In Brief

o Scudder Income Fund's total return over the past 12 months was a positive 3.41%, besting the average performance of 110 A-rated corporate debt funds as tracked by Lipper Analytical Services, Inc.

o Morningstar assigned the Fund an overall 4-star rating for its risk-adjusted performance among 1,670 fixed-income funds as of December 31, 1996(1).

o With an uncertain outlook for interest rates, your Fund's management team pursued a defensive strategy of shortening portfolio duration from 5.6 to 4.8 years. This strategy helped to limit the negative effects of higher interest rates on portfolio holdings.

o Treasury securities were reduced and corporate bonds, mortgage securities and cash equivalents were increased.


(1)Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the fixed-income category, the Fund received a 3-star rating for the one-year period; a 3-star rating for the three-year period; a 3-star rating for the five-year period; and a 4-star rating for the ten-year period. In the fixed-income category there were 1,104; 597; and 242 funds for the three-, five-, and ten-year periods, respectively. Past performance is no guarantee of future results.


                             2-Scudder Income Fund

                        Letter From the Fund's President

Dear Shareholders,

     As detailed in the management discussion which follows, bond investors experienced price declines in 1996 as interest rates closed the period higher than a year ago. For the 12 months ended December 31, 1996, Scudder Income Fund provided a positive total return of 3.41%, including dividend income and price changes. This return bested the average performance of 110 A-rated corporate debt bond funds according to Lipper Analytical Services, Inc. During this period bond returns for nearly all investors were modest compared to the double-digit returns of 1995.

     It's worth noting that despite the gyrations of the bond market in 1996, real yields -- the current yield minus the inflation rate -- have been near historical highs. With inflation running at 3.3% in 1996, real yields were significantly above the historical norm of about 2%. Thus, investors received relatively attractive income even in a low yield environment. We believe Scudder Income Fund's impressive long-term record of consistent performance is evidence of our ability to manage fixed-income investments successfully in varying market conditions. Of course, past performance is no guarantee of future results, but we think your Fund can continue to provide attractive income and valuable diversification.

     As part of Scudder's ongoing efforts to meet the needs of investors, we recently launched an innovative new product called Scudder Pathway Series. Pathway Series is a "fund of funds," comprised of four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more information on Scudder Fund products and services, please turn to page 22.

     Thank you for your continued investment in Scudder Income Fund. If you have any questions about your investment, please call a Scudder Investor Relations representative at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.


     Sincerely,
     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Income Fund



                             3-Scudder Income Fund

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER INCOME FUND
----------------------------------------
1 Year    $10,341      3.41%    3.41%
5 Year    $14,079     40.79%    7.08%
10 Year   $22,131    121.31%    8.27%

LB AGGREGATE BOND INDEX
--------------------------------------

1 Year    $10,363      3.63%    3.63%
5 Year    $14,050     40.50%    7.03%
10 Year   $22,547    125.47%    8.46%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED JUNE 30

SCUDDER INCOME FUND
Year            Amount
----------------------
'86            $10,000
'87            $10,074
'88            $10,971
'89            $12,369
'90            $13,399
'91            $15,719
'92            $16,778
'93            $18,889
'94            $18,053
'95            $21,401
'96            $22,131

LB AGGREGATE BOND INDEX
Year            Amount
----------------------
'86            $10,000
'87            $10,276
'88            $11,086
'89            $12,697
'90            $13,384
'91            $16,048
'92            $17,236
'93            $18,916
'94            $18,365
'95            $21,757
'96            $22,547

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED December 31


                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $12.40  $12.41  $12.89  $12.82  $13.91  $13.48  $13.71  $12.32  $13.61  $13.15
INCOME DIVIDENDS..   $ 1.10  $ 1.07  $ 1.06  $ 1.03  $  .92  $  .93  $  .87  $  .76  $  .86  $  .81
CAPITAL GAINS AND
PAID-IN CAPITAL
DISTRIBUTIONS.....   $   -     $ -    $    - $ 0.06  $  .14  $  .40  $  .57  $  .02  $  .09  $  .09
FUND TOTAL
RETURN (%)........     0.74    8.91    12.75   8.32   17.32    6.74   12.58   -4.43   18.54    3.41
INDEX TOTAL
RETURN (%)........     2.76    7.88    14.53   8.96   16.00    7.40    9.75   -2.92   18.47    3.63


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                              4-Scudder Income Fund

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Corporate Bonds                    37%
U.S. Gov't Agency Pass Thrus       26%
Cash Equivalents                   12%
U.S. Gov't Treasury Obligations    10%
Asset-Backed Securities             8%
Foreign Bonds-U.S.$ Denominated     7%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We reduced Trasuries and redeployed assets in corporate,
mortgage and short-term securities.
--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA*                      56%
AA                         4%
A                         20%
BBB                       20%
-----------------------------
                         100%
-----------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Weighted Average Quality: AA
*Category includes cash equivalents

The portfolio's high quality emphasis was maintained throughout the period.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
 Less than 1 year        16%
 1-5 years               25%
 5-8 years               11%
 8-15 years              27%
 Greater than 15 years   21%
 ---------------------------
                        100%
----------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Weighted average effective maturity: 10.0 years

Shortening duration helped to limit the effects of higher
interest rates on the portfolio.
-----------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              5-Scudder Income Fund

Dear Shareholders,

Stronger-than-expected economic growth in the first half of 1996 resulted in higher interest rates and lower bond prices for the year. However, the increase in rates from point to point did not fully reflect the increased price volatility that pervaded the bond markets during the year. Despite this challenging environment, Scudder Income Fund provided a total return of 3.41% for the 12-month period ended December 31, 1996. This performance was in keeping with the return of two widely used, broadly diversified bond market benchmarks -- the unmanaged Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government Corporate Index which returned 3.63% and 2.90%, respectively. The Fund's total return represents a decrease in its net asset value from $13.61 at the end of 1995 to $13.15 on December 31, 1996, as well as per share income and capital gain distributions of $0.81 and $0.09, respectively.

                                 Market Overview

Bonds provided positive but modest total returns in 1996. Yields rose during the first half of the year and moderated in the second half, but still ended the year higher. Illustrative of this trend is the benchmark 30-year US Treasury bond yield, which began the year at 5.95%, peaked at 7.18% in July, and fell back to 6.64% by year end. Because bond prices move in the opposite direction of yields, bonds generally ended the year lower.

One of the principal concerns of bond investors during the first half of 1996 was the level of economic growth. Leading into 1996 there were indications that economic growth was slowing. On January 31 the Federal Reserve lowered the federal funds rate, a move typically intended to stimulate growth. Many bond investors expected this to set the stage for further rate cuts in 1996. However, growth turned out to be much stronger than expected with the release of an employment report in March. Subsequent reports confirmed the economy's strength, causing yields to rise and bond prices to decline throughout the first half of 1996.

The level of economic growth is an important influence on the bond markets. Its effect on bonds is counterintuitive: strong growth can spark higher inflation rates causing yields to rise and prices to decline; slow growth can raise concerns of a recession, causing yields to decline and bond prices to rise. We witnessed both rising and falling rates during the period as investors attempted to sort out conflicting economic reports. In the second half of the year, growth moderated enabling yields to ease and bond prices to rise, but they did not return to levels seen at the beginning of 1996.

                              A Defensive Strategy

During the 12-month period we managed the portfolio actively, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. Our strategy in this changing environment was defensive. We attempted to reduce the Fund's sensitivity to changes in interest rates by shortening the Fund's duration from 5.6 to 4.8 years. Shorter duration securities tend to be less sensitive to changes in interest rates and experience more limited price changes than longer duration securities. We achieved a

                             6-Scudder Income Fund
shorter portfolio duration primarily by reducing our holdings of Treasury securities from 32% to 10% of assets, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas, including corporate bonds, mortgage securities, and short-term cash equivalents.

                               Minimizing Exposure
                                  to Volatility

Years of managing fixed-income investments have taught us that certain bonds tend to perform better in particular market environments than others. We attempt to position the portfolio in sectors that we believe are attractively valued and offer the best potential for performance given the current and expected environment.

Corporate bonds turned out to be the strongest performing sector of the bond market in 1996. We held an overweighted position in corporates at the beginning of the year and continued to add to our position throughout 1996. On December 31, 1995, corporate bonds comprised 29% of assets; a year later corporates had risen to 37% of assets. In selecting corporate bonds for the portfolio, we carefully evaluate the quality of each bond, giving consideration to the issuer's financial condition and ability to make interest payments. We maintained the Fund's high quality portfolio composition, closing the year with an average quality rating of 'AA.'

Mortgage securities also constituted an increasing share of the portfolio during the year, rising from 18% to 26% of assets. These securities, which typically offer higher yields than Treasuries, became increasingly attractive values as interest rates rose in the first half of the year. We added mortgage securities to the portfolio primarily between March and July. These securities played a significant role in providing stability, diversification, and attractive income to the Fund.

Throughout the year we maintained a relatively steady position in foreign bonds, which totaled 7% of assets at the end of the period. Our foreign holdings were high quality corporate and government bonds with comparable quality ratings to our U.S. corporate bond holdings. As the year progressed, we eliminated positions in non-dollar bonds in favor of U.S. dollar-denominated bonds. U.S. dollar-denominated foreign bonds offered protection from changes in foreign currencies and typically have similar performance to domestic corporate bonds.

While we tend not to emphasize cash equivalents in our management of the Fund, short-term investments such as repurchase agreements and commercial paper played a significant role in dampening price volatility during the year. These high quality, short-term securities provided excellent liquidity, price stability, and flexibility to the portfolio. At the end of the period, these securities represented 12% of assets.

                                     Outlook

Our overall economic outlook for the U.S. remains positive. The U.S. federal budget deficit stands at 1.6% of Gross Domestic Product, a low level that is the envy of our European and Asian allies. Continued incremental improvement on the U.S. budget and entitlement fronts is expected. Net household wealth has

                             7-Scudder Income Fund
expanded dramatically over the past two years due to the rising stock market. The banking, brokerage and insurance industries are all healthy. There are no major excesses in the corporate sector, and inventories are being managed well. Unemployment is low, and inflation is relatively stable, with the Consumer Price Index closing the year at a 3.3% annual rate. Foreign investors were significant purchasers of Treasury securities during the year, a supportive trend we expect to continue in 1997 because of the strong U.S. dollar and lower rates abroad.

We anticipate at least a neutral environment for bond investors. We believe economic growth will decelerate, which should be a positive factor for bonds, as it relieves upward pressure on interest rates. Even if growth turns out to be stronger-than- expected, we believe inflation will remain under control. Longer term, if the current enthusiasm for the stock market wanes, we could see renewed interest in bonds for their attractive yields and relative price stability.

While there are always uncertainties about the economy and the markets in the short-term, fixed-income investments continue to offer investors relative stability and income. Going forward, we believe Scudder Income Fund will continue to serve a valuable function in a well- balanced and diversified investment portfolio.


Sincerely,
Your Portfolio Management Team

/s/William M. Hutchinson      /s/Stephen A. Wohler
William M. Hutchinson         Stephen A. Wohler


                              Scudder Income Fund:
                          A Team Approach to Investing

Scudder Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager William M. Hutchinson has been responsible for the Fund's day-to-day operations and overall investment strategy since he joined Scudder in 1986. Bill has over 20 years of investment experience. Stephen A. Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Steve has over 16 years' experience managing fixed-income investments and has been with Scudder since 1979.


                             8-Scudder Income Fund

                  Investment Portfolio as of December 31, 1996

                                                                               Principal        Market
                                                                               Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------
Repurchase Agreements 11.6%
---------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/96 at 6.7%, to be repurchased at $38,753,420 on 1/2/97, collateralized
  by a $38,199,000 U.S. Treasury Note, 6.75%, 5/31/99 ..............           38,739,000      38,739,000

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/96 at 6.7%, to be repurchased at $27,718,314 on 1/2/97, collateralized
  by a $28,159,000 U.S. Treasury Note, 5.875%, 6/30/00 .............           27,708,000      27,708,000
---------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $66,447,000)                                                 66,447,000
---------------------------------------------------------------------------------------------------------

U. S. Government Treasury Obligations 10.0%

U.S. Treasury Note, 5.5%, 9/30/97 ..................................           23,000,000      22,996,320

U.S. Treasury Note, 6.875%, 7/31/99 ................................           13,000,000      13,264,030

U.S. Treasury Note, 5.875%, 11/15/99 ...............................           22,000,000      21,913,980
---------------------------------------------------------------------------------------------------------
Total U.S. Government Treasury Obligations (Cost $58,794,991)                                  58,174,330
---------------------------------------------------------------------------------------------------------

U. S. Government Agency Pass-thrus 26.10%
---------------------------------------------------------------------------------------------------------
Government National Mortgage Association, 10%, 2/15/25 .............           14,776,235      16,274,545

Government National Mortgage Association, 8.5%,
  with various maturities to 10/15/25 ..............................           24,147,615      25,042,380

Federal National Mortgage Association, 8%, 12/1/09 .................           16,977,584      17,488,098

Federal National Mortgage Association, 6.5%,
  with various maturities to 2/1/26 ................................           29,796,919      28,454,832

Federal National Mortgage Association, 7%,
  with various maturities to 8/1/26 ................................           63,772,269      62,389,403
---------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $149,279,146)                                   149,649,258
---------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 0.3%
---------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Co.,
  1993-4 Series A3, 7%, 3/25/23 (Cost $1,816,809) ..................            1,793,825       1,787,655
                                                                                              -----------
Foreign Bonds - U.S.$ Denominated 6.9%
---------------------------------------------------------------------------------------------------------
Abbey National PLC, Global Medium Term Note, 6.69%, 10/17/05 .......           10,000,000       9,823,100

HSBC Finanz Nederland B.V., 7.4%, 4/15/03 ..........................           15,000,000      15,282,900

KFW International Finance Inc., Guaranteed Note, 9.5%, 12/15/00 ....            7,500,000       8,318,925

Province of Ontario, Debenture, 15.75%, 3/15/12 ....................            1,000,000       1,080,900

State Development Institute of Hungary, 10.5%, 8/31/00 .............            4,425,000       4,909,228
---------------------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S. $ Denominated (Cost $38,247,188)                                   39,415,053
---------------------------------------------------------------------------------------------------------

Asset Backed Securities 7.7%
---------------------------------------------------------------------------------------------------------
Automobile Receivables 1.8%

Premier Auto Trust Asset Backed Certificate,
  Series 1996-3A4, 6.75%, 11/6/00 ..................................           10,000,000      10,112,500
                                                                                              -----------
Credit Card Receivables 2.7%

Sears Credit Account Master Trust II, Series 1995-4A, 6.25%, 1/15/03           15,500,000      15,562,930
                                                                                              -----------


    The accompanying notes are an integral part of the financial statements.

                            9 - SCUDDER INCOME FUND

                                                                               Principal        Market
                                                                               Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------
Home Equity Loans 0.1%

Fleet Financial Home Equity Trust, Series 1991-2A, 6.7%, 10/15/06 ..              710,978         714,422
                                                                                              -----------
Manufactured Housing Receivables 3.1%

Green Tree Financial Corp., Series 1995-1 B2, 9.2%, 6/15/25 ........            8,071,000       8,799,912

Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/11       8,500,000       8,975,405
                                                                                              -----------
                                                                                               17,775,317
---------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $42,789,171)                                               44,165,169
---------------------------------------------------------------------------------------------------------

Corporate Bonds 37.4%
---------------------------------------------------------------------------------------------------------
Consumer Staples 0.8%

Borden Inc., 7.875%, 2/15/23 .......................................            5,000,000       4,440,150
                                                                                              -----------
Financial 14.9%

Capital One Bank Medium Term Note, 5.95%, 2/15/01 ..................           10,000,000       9,658,400

ERP Operating L.P. Note, 7.57%, 8/15/26 ............................            2,200,000       2,244,484

First Union Capital II, 7.85%, 1/1/27 ..............................           15,000,000      14,863,050

Ford Motor Credit Co., 6.25%, 2/26/98 ..............................            5,000,000       5,012,450

Ford Motor Credit Co. Global Note, 5.625%, 12/15/98 ................           10,000,000       9,894,400

Highwoods/Forsyth L.P., 7%, 12/1/06 ................................           15,000,000      14,793,300

Southern National Corp., 7.05%, 5/23/03 ............................           15,000,000      15,135,900

Spieker Properties, Inc., 7.875%, 12/1/16 ..........................            5,000,000       4,962,500

Susa Partnership L.P., 7.125%, 11/1/03 .............................            1,000,000         992,850

Wells Fargo & Co., 6.875%, 4/1/06 ..................................            8,250,000       8,112,473
                                                                                              -----------
                                                                                               85,669,807
                                                                                              -----------
Media 6.4%

News America Holdings Inc., 8.5%, 2/15/05 ..........................           12,000,000      12,851,400

Tele-Communications, Inc., 8%, 8/1/05 ..............................           11,000,000      10,784,840

Time Warner Inc., 9.125%, 1/15/13 ..................................           12,000,000      13,100,400
                                                                                              -----------
                                                                                               36,736,640
                                                                                              -----------
Durables 5.9%

Boeing Co., 6.875%, 10/15/43 .......................................           10,000,000       9,420,200

Comdisco, Inc., Senior Note, 5.75%, 2/15/01 ........................           10,000,000       9,679,900

Northrop Grumman Corp., 7.875%, 3/1/26 .............................           15,000,000      15,034,950
                                                                                              -----------
                                                                                               34,135,050
                                                                                              -----------
Manufacturing 2.7%

Nova Corp. of Alberta, 7.88%, 4/1/23 ...............................           10,000,000      10,529,000

Philips Electronics NV, 7.25%, 8/15/13 .............................            5,000,000       4,875,750
                                                                                              -----------
                                                                                               15,404,750
                                                                                              -----------


    The accompanying notes are an integral part of the financial statements.

                            10 - SCUDDER INCOME FUND

                                                                               Principal        Market
                                                                               Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------
Technology 4.4%

International Business Machines Corp., 7%, 10/30/45 ................           15,000,000      14,111,400

Loral Corp., 8.375%, 6/15/24 .......................................           10,000,000      11,070,100
                                                                                              -----------
                                                                                               25,181,500
                                                                                              -----------
Transportation 2.3%

AMR Corp., 9.75%, 8/15/21 ..........................................           10,000,000      12,253,300

Missouri Pacific Railroad Co. Equipment Trust, Series 21, 14.125%, 3/15/97        770,000         782,782
                                                                                              -----------
                                                                                               13,036,082
---------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $213,160,067)                                                     214,603,979
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $570,534,372) (a)                                  574,242,444
---------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $570,534,372. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $3,708,072. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,796,540 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,088,468.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments.


    The accompanying notes are an integral part of the financial statements.

                            11 - SCUDDER INCOME FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1996

Assets
--------------------------------------------------------------------------------
                  Investments, at market (including repurchase
                  agreements of $66,447,000) (identified cost
                  $570,534,372) (Note A) ....................      $574,242,444
                  Cash ......................................               295
                  Receivable for investments sold ...........        14,900,738
                  Interest receivable .......................         6,574,756
                  Receivable on Fund shares sold ............           652,177
                  Other assets ..............................             4,144
                                                                   -------------
                  Total assets ..............................       596,374,554
Liabilities
--------------------------------------------------------------------------------
                  Payable for investments purchased .........      $ 15,028,654
                  Payable for Fund shares redeemed ..........         2,327,967
                  Accrued management fee (Note C) ...........           296,838
                  Other accrued expenses (Note C) ...........           201,593
                                                                   -------------
                  Total liabilities .........................        17,855,052
                  --------------------------------------------------------------
                  Net assets, at market value                      $578,519,502
                  --------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income .......           618,802
                  Net unrealized appreciation on investments          3,708,072
                  Accumulated net realized loss .............        (2,402,226)
                  Paid-in capital ...........................       576,594,854
                  --------------------------------------------------------------
                  Net assets, at market value                      $578,519,502
                  --------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
                  Net Asset Value, offering and
                    redemption price per share
                    ($578,519,502/43,994,954 outstanding shares
                    of beneficial interest, $.01 par
                                                                   -------------
                    value, unlimited  number of shares authorized)       $13.15
                                                                   -------------


    The accompanying notes are an integral part of the financial statements.

                            12 - SCUDDER INCOME FUND

                             Statement of Operations

                          year ended December 31, 1996

 Investment Income
 -------------------------------------------------------------------------------
                  Income:
                  Interest ..................................      $ 40,229,832

                  Expenses:
                  Management fee (Note C) ...................         3,516,782
                  Services to shareholders (Note C) .........         1,653,778
                  Custodian and accounting fees (Note C) ....           164,477
                  Trustees' fees (Note C) ...................            37,761
                  Reports to shareholders ...................           129,846
                  Auditing ..................................            46,966
                  Legal .....................................            19,178
                  Registration fees .........................            41,220
                  Other .....................................            20,027
                                                                   -------------
                                                                      5,630,035
                  --------------------------------------------------------------
                  Net investment income                              34,599,797
                  --------------------------------------------------------------
 Realized and unrealized gain (loss) on investments
 -------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...............................           363,879
                  Futures ...................................         3,835,954
                  Options ...................................          (104,962)
                  Foreign currency related transactions .....         1,004,727
                                                                   -------------
                                                                      5,099,598
                  Net unrealized appreciation (depreciation)
                    during the period on:
                  Investments ...............................       (20,912,524)
                  Futures ...................................           515,514
                  Foreign currency related transactions .....           177,638
                                                                   -------------
                                                                    (20,219,372)
                  --------------------------------------------------------------
                  Net loss on investments                           (15,119,774)
                  --------------------------------------------------------------
                  Net increase in net assets resulting
                    from operations                                $ 19,480,023
                  --------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                            13 - SCUDDER INCOME FUND

                       Statements of Changes in Net Assets

                                                                                   Years Ended December 31,
Increase (Decrease) in Net Assets                                                   1996              1995
--------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income                                          $ 34,599,797      $ 33,017,096
                 Net realized gain from investment transactions                    5,099,598        14,545,689
                 Net unrealized appreciation (depreciation) on investment
                 transactions                                                    (20,219,372)       40,389,666
                   during the period
                                                                                -------------     -------------
                 Net increase in net assets resulting from operations             19,480,023        87,952,451
                                                                                -------------     -------------
                 Distributions to shareholders:
                 From net investment income                                      (35,051,118)      (34,339,511)
                                                                                -------------     -------------
                 From net realized gains                                          (3,898,759)       (1,076,384)
                                                                                -------------     -------------
                 In excess of net realized gains                                          --        (2,464,465)
                                                                                -------------     -------------
                 Fund share transactions:
                 Proceeds from shares sold                                       167,697,618       148,070,784
                 Net asset value of shares issued to shareholders in
                 reinvestment of                                                  34,318,821        32,942,112
                   distributions
                 Cost of shares redeemed                                        (182,294,031)     (116,046,438)
                                                                                -------------     -------------
                 Net increase in net assets from Fund share transactions          19,722,408        64,966,458
                                                                                -------------     -------------
                 Increase (decrease) in net assets                                   252,554       115,038,549
                 Net assets at beginning of period                               578,266,948       463,228,399
                                                                                -------------     -------------
                 Net assets at end of period (including undistributed net
                 investment income of $618,802 and $968,007, respectively)      $578,519,502      $578,266,948
                                                                                -------------     -------------
Other Information
---------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period                        42,499,531        37,601,071
                                                                                -------------     -------------
                 Shares sold                                                      12,592,757        11,192,844
                 Shares issued to shareholders in reinvestment of                  2,612,478         2,478,660
                 distributions
                 Shares redeemed                                                 (13,709,812)       (8,773,044)
                                                                                -------------     -------------
                 Net increase in Fund shares                                       1,495,423         4,898,460
                                                                                -------------     -------------
                 Shares outstanding at end of period                              43,994,954        42,499,531
                                                                                -------------     -------------


    The accompanying notes are an integral part of the financial statements.

                            14 - SCUDDER INCOME FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Years Ended December 31,
                                    1996(a)   1995     1994     1993     1992     1991     1990        1989     1988     1987
-------------------------------------------------------------------------------------------------------------------------------
                                    -------------------------------------------------------------------------------------------
Net asset value, beginning
  of period ......................  $13.61   $12.32   $13.71   $13.48   $13.91   $12.82   $12.89      $12.41   $12.40   $13.41
                                    -------------------------------------------------------------------------------------------
Income from investment operations:     .80      .83      .84      .90      .95      .93     1.03        1.05     1.07     1.08
Net investment income
Net realized and unrealized gain
  (loss) on investments ..........    (.36)    1.41    (1.45)     .77     (.05)    1.22     (.01)        .49      .01     (.99)
                                    -------------------------------------------------------------------------------------------
Total from investment operations       .44     2.24     (.61)    1.67      .90     2.15     1.02        1.54     1.08      .09
                                    -------------------------------------------------------------------------------------------
Less distributions: ..............    (.81)    (.86)    (.76)    (.87)    (.93)    (.92)   (1.03)      (1.06)   (1.07)   (1.10)
From net investment income
From paid-in capital .............    --       --       --       --       --       --       (.06)(b)    --       --       --
From net realized gains on .......    (.09)    (.03)    --       (.45)    (.40)    (.14)    --          --       --       --
  investment transactions
In excess of net realized gains ..    --       (.06)    (.02)    (.12)    --       --       --          --       --       --
                                    -------------------------------------------------------------------------------------------
Total distributions ..............    (.90)    (.95)    (.78)   (1.44)   (1.33)   (1.06)   (1.09)      (1.06)   (1.07)   (1.10)
                                    -------------------------------------------------------------------------------------------

                                    -------------------------------------------------------------------------------------------
Net asset value, end of
  period .........................  $13.15   $13.61   $12.32   $13.71   $13.48   $13.91   $12.82      $12.89   $12.41   $12.40
-------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .................    3.41    18.54    (4.43)   12.58     6.74    17.32     8.32       12.75     8.91      .74
Ratios and Supplemental Data
Net assets, end of period ........     579      578      463      509      457      403      302         272      245      242
  ($ millions)
Ratio of operating expenses to ...     .98      .99      .97      .92      .93      .97      .95         .93      .94      .94
  average daily net assets (%)
Ratio of net investment income to     6.01     6.35     6.43     6.32     7.05     7.13     8.21        8.23     8.53     8.37
  average daily net assets (%)
Portfolio turnover rate (%) ......    66.9    128.3     60.3    130.6    121.3    109.6     48.0        63.2     19.6     33.7

(a) Based on montly average shares outstanding during the period.

(b) Distribution made (as a result of foreign currency related gains on the disposition of foreign bonds) in order to avoid the payment of a 4% federal excise tax under International Revenue Code section 4982.


                            15 - SCUDDER INCOME FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the


                            16 - SCUDDER INCOME FUND
difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended December 31, 1996, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $104,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1997.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and futures. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                            17 - SCUDDER INCOME FUND

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1996, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $259,619,860 and $186,351,324, respectively. Purchases and sales of U.S. Government obligations aggregated $88,441,339 and $205,265,545, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996 was $3,507,115,593 and $3,523,605,704, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. ("the Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1996, the fee pursuant to the Agreement amounted to $3,516,782, which was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SSC aggregated $693,316, of which $67,951 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1996, the amount charged to the Fund by STC aggregated $872,411, of which $97,965 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $97,111, of which $8,061 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees aggregated $37,761.


                            18 - SCUDDER INCOME FUND

                        Report of Independent Accountants

To the Trustees and Shareholders of Scudder Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Income Fund, including the investment portfolio, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 3, 1997


                            19 - SCUDDER INCOME FUND

                                 Tax Information

The Fund paid distributions of $.05 per share from long-term capital gains during its year ended December 31, 1996. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,926,541 as capital gain dividends for its fiscal year ended December 31, 1996.


                            20 - SCUDDER INCOME FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

David S. Lee*
Vice President and Trustee

Dudley H. Ladd*
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Jean C. Tempel
Trustee; Director, General Partner, TL Ventures

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer


                        *Scudder, Stevens & Clark, Inc.

                             21-Scudder Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund
  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund
  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan * +++ +++
    (a variable annuity)

Closed-End Funds#
-----------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                             22-Scudder Income Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account services and transactions
                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
                  Scudder Electronic Account Services --
                  http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans
                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application
                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(tm), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                             23-Scudder Income Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no loadO funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER